UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2015

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Middle Market Income Fund Inc. for the period since the Fund’s commencement of operations on August 26, 2014 through April 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 29, 2015

II	Western Asset Middle Market Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the period from August 26, 2014 through April 30, 2015 (the “reporting period”). The U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%. The economy then gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth slowed to a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its second estimate for first quarter 2015 GDP was -0.7%. This downturn was attributed to a number of factors, including negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 58.1 in August, its best reading since April 2011, manufacturing activity then decelerated over the remainder of the reporting period and the PMI was 51.5 in April 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.4% in April 2015, its lowest level since May 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 29, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Middle Market Income Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Middle Market Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

The Fund may also invest up to 20% of its managed assets in non-middle market securities. The non-middle market securities the Fund expects to invest in include corporate debt securities rated investment grade or below investment grade of U.S. and foreign (including emerging markets) issuers and U.S. government debt securities.

No more than 10% of the Fund’s managed assets may be invested in any one issuer, except securities issued by the U.S. government and its agencies. The Fund may sell certain fixed income and equity securities short including, but not limited to, U.S. government debt securities, for hedging purposes. The Fund may invest all or a portion of its managed assets in illiquid securities.

The Fund is an actively managed portfolio consisting primarily of fixed-income securities. The durationi of the Fund’s portfolio is anticipated to be between two and four years. However, the duration may change significantly at any time and is dependent on market conditions and investment opportunities available to the Fund. The Fund has a limited term. It is anticipated that the Fund will terminate on or before December 30, 2022. Although it has an anticipated term of eight years, the Fund’s term may be shorter or longer, depending on market conditions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios reflects a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Christopher N. Jacobs and Christopher F. Kilpatrick.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility and produced mixed results versus equal-duration Treasuries over the period from August 26, 2014 through April 30, 2015 (the “reporting period”). Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and numerous geopolitical issues. However, these factors were overshadowed at times by solid demand from investors looking to generate incremental yield.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. Two-year Treasury yields rose from 0.52% at the beginning of the period to 0.58% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.39% at the beginning of the reporting period and they ended the period at 2.05%. Their peak of 2.63% occurred on September 18, 2014 and they were as low as 1.68% at the end of January and early February 2015.

The Barclays U.S. Aggregate Indexiii returned 2.66% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results. Over the reporting period, the Caa component of the Barclays U.S. High Yield — 2% Issuer Cap Index (the “Index”)iv declined 2.70%.

Q. How did we respond to these changing market conditions?

A. We concluded the ramp-up of the portfolio by investing the vast majority of its cash position. The timing of the Fund’s launch and initial investment period was challenging, as it occurred during a sharp decline in the Index. This downturn was largely driven by weakness in the Energy sector, which represents 14.3% of the broad high yield market. The sector was negatively impacted by sharply falling oil prices during the latter part of 2014 and in early 2015. While the Energy sector has rallied in recent months, this was not enough to offset its earlier decline.

No derivative instruments were used in the management of the Fund during the reporting period. We utilized leverage in the Fund and ended the reporting period with liabilities as a percentage of gross assets of approximately 15%. The use of leverage detracted from results given the negative performance of the Fund’s high-yield exposure.

Performance review

For the period since the Fund’s commencement of operations on August 26, 2014 through April 30, 2015, Western Asset Middle Market Income Fund Inc. returned -4.11% based on its net asset value (“NAV”)v. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexvi returned -2.70% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevii returned -0.30% for the eight- month period ended April 30, 2015. Please note that Lipper performance returns are based on each fund’s NAV.

2	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

During the reporting period, the Fund made distributions to shareholders totaling $41.00 per share*. The performance table shows the Fund’s total return since the Fund’s commencement of operations on August 26, 2014 through April 30, 2015 based on its NAV as of April 30, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2015
Price Per Share	Total Return** since Commencement of Operations***
$915.01 (NAV)	-4.11	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

*** The Fund commenced operations on August 26, 2014.

† Total return assumes the reinvestment of all distributions at NAV.

Q. What were the leading contributors to performance?

A. Contributing to the Fund’s absolute performance during the reporting period was its exposure to a number of sectors. In particular, the Fund’s allocations to the Consumer Non-Cyclical1, Transportation2 and Utilities3 sectors were positive for results. An allocation to BB-rated securities was additive for performance given their positive return during the reporting period.

A number of individual holdings contributed to performance, including our positions in Beverages & More, Inc. (“BevMo”) and Sun Products Corp. BevMo is a destination retailer of beer, wine, spirits and related products. Over the past year, its results have improved due to less discounting and a more rational competitive environment. The conservative management team has a disciplined approach to capital expenditures used for growth and is focused on generating free cash flow that has been used to pay down debt and de-lever its balance sheet. Sun Products Corp. is a North American provider of laundry detergent, fabric softeners and other household care products. The company’s products are sold under brands that include All, Wisk, Snuggle, Sun, Surf, and Sunlight. In 2014, the company embarked on a number of product cost and manufacturing footprint optimization projects which drove recent earnings improvement. We believe the company will continue to benefit from its optimization projects in the coming quarters.

Q. What were the leading detractors from performance?

A. Detracting from absolute performance during the reporting period were the Fund’s positions in a number of sectors, including Energy and Basic Industry4. The Fund’s

*	For the tax character of distributions paid during the fiscal period ended April 30, 2015, please refer to page 28 of this report.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[3]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

[4]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

exposure to CCC-rated bonds detracted from results given their negative return during the reporting period.

Elsewhere, a number of the Fund’s individual securities hurt its performance. In particular, positions in select energy issuers, including Samson Investment Co. and Hercules Offshore Inc., were negative for results. These two energy-related companies were hurt by the previously mentioned sharply declining oil prices.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 19, 2015

RISKS: An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. All investments are subject to risk, including possible loss of principal. Fixed-income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

4	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index and is comprised of Caa-rated securities included in this Index.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the eight-month period ended April 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

6	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — April 30, 2015

Total Spread Duration
XWMFX	— 3.08 years
Benchmark	— 3.32 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — April 30, 2015

Total Effective Duration
XWMFX	— 2.77 years
Benchmark	— 3.33 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

8	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Schedule of investments

April 30, 2015

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 95.4%
Consumer Discretionary — 22.5%
Diversified Consumer Services — 0.7%
Affinion Group Inc., Senior Notes	7.875%	12/15/18	$3,000,000	$1,893,750
Hotels, Restaurants & Leisure — 7.1%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	2,500,000	2,225,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	4,000,000	4,115,000
Golden Nugget Escrow Inc., Senior Notes	8.500%	12/1/21	5,000,000	5,300,000	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	5,000,000	5,312,500	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,281,699	(a)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	220,000	235,950	(a)
Total Hotels, Restaurants & Leisure				20,470,149
Household Durables — 1.9%
APX Group Inc., Senior Notes	8.750%	12/1/20	6,000,000	5,565,000	(b)
Media — 4.8%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	6,500,000	6,678,750	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	7,371,875	7,335,015	(a)(c)
Total Media				14,013,765
Specialty Retail — 1.9%
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,260,000	2,575,400	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,000,000	3,045,000	(a)(c)
Total Specialty Retail				5,620,400
Textiles, Apparel & Luxury Goods — 6.1%
American Achievement Corp., Secured Notes	10.875%	4/15/16	8,000,000	7,960,000	(a)(b)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	4,000,000	3,420,000	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	7,000,000	6,370,000	(a)
Total Textiles, Apparel & Luxury Goods				17,750,000
Total Consumer Discretionary				65,313,064
Consumer Staples — 5.1%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	500,000	490,000	(a)
Food & Staples Retailing — 2.7%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	7,750,000	7,759,687	(a)
Household Products — 0.7%
Sun Products Corp., Senior Notes	7.750%	3/15/21	2,500,000	2,215,625	(a)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

April 30, 2015

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 1.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	$5,000,000	$4,375,000
Total Consumer Staples				14,840,312
Energy — 17.4%
Energy Equipment & Services — 2.3%
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	4,250,000	1,391,875	(a)(d)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	5,000,000	4,312,500	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,500,000	1,117,500	(a)(b)
Total Energy Equipment & Services				6,821,875
Oil, Gas & Consumable Fuels — 15.1%
Bonanza Creek Energy Inc., Senior Notes	5.750%	2/1/23	2,025,000	1,979,437
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,520,000	2,482,200	(a)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	4,000,000	2,410,000
Gastar Exploration Inc., Senior Secured Notes	8.625%	5/15/18	4,000,000	3,790,000
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	710,000	740,619	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	6,000,000	4,716,000
Linc USA GP/Linc Energy Finance USA Inc., Secured Notes	12.500%	10/31/17	5,000,000	1,475,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	7,000,000	6,405,000
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,900,000	2,965,250	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	3,000,000	2,947,500	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,465,000	1,439,363
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	6,500,000	5,102,500
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,070,000	3,223,500	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	2,000,000	2,020,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,000,000	505,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,710,000	1,684,350
Total Oil, Gas & Consumable Fuels				43,885,719
Total Energy				50,707,594
Financials — 3.7%
Consumer Finance — 2.7%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,683,263	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	4,500,000	3,240,000	(a)(b)
Total Consumer Finance				7,923,263

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Management & Development — 1.0%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	$2,000,000	$1,800,000
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	1,000,000	1,028,750	(a)
Total Real Estate Management & Development				2,828,750
Total Financials				10,752,013
Health Care — 5.2%
Health Care Equipment & Supplies — 2.7%
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	1,500,000	1,545,000
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	6,500,000	6,410,625
Total Health Care Equipment & Supplies				7,955,625
Health Care Providers & Services — 2.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	3,000,000	2,703,750	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,155,000	4,549,287	(b)
Total Health Care Providers & Services				7,253,037
Total Health Care				15,208,662
Industrials — 20.7%
Aerospace & Defense — 3.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,254,000	2,977,410	(a)(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	2,109,000	1,713,562	(b)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	4,000,000	4,155,000	(a)(b)(d)
Total Aerospace & Defense				8,845,972
Commercial Services & Supplies — 2.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	3,280,000	3,280,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,650,000	3,631,750
Total Commercial Services & Supplies				6,911,750
Construction & Engineering — 8.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	5,000,000	4,200,000	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	5,000,000	5,250,000	(a)(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,635,000	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,000,000	4,600,000	(a)(b)(c)
Modular Space Corp., Secured Notes	10.250%	1/31/19	6,465,000	5,268,975	(a)(b)
Total Construction & Engineering				23,953,975
Electrical Equipment — 1.3%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	4,000,000	3,815,000	(a)(c)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

April 30, 2015

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Marine — 1.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	$3,260,000	$3,349,650	(a)
Road & Rail — 2.1%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	5,500,000	5,321,250	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,000,000	867,500	(a)
Total Road & Rail				6,188,750
Transportation — 2.5%
JCH Parent Inc., Senior Notes	10.500%	3/15/19	4,753,125	3,065,766	(a)(b)(c)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	5,000,000	4,075,000	(a)
Total Transportation				7,140,766
Total Industrials				60,205,863
Information Technology — 4.6%
Electronic Equipment, Instruments & Components — 1.7%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	5,000,000	5,087,500	(b)
Internet Software & Services — 2.0%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	5,734,000	5,898,853	(a)(b)(c)
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,350,000	2,529,250	(a)
Total Information Technology				13,515,603
Materials — 14.3%
Chemicals — 2.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	500,000	512,500	(a)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	6,560,000	6,838,800	(a)(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	660,000	683,100	(a)
Total Chemicals				8,034,400
Construction Materials — 0.3%
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	930,000	881,175	(a)
Containers & Packaging — 1.2%
Consolidated Container Co., LLC/Consolidated Container Capital Inc., Senior Notes	10.125%	7/15/20	4,000,000	3,500,000	(a)(b)
Metals & Mining — 7.5%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	6,000,000	5,767,500	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	6,733,000	5,723,050	(b)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,030,000	1,064,119	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	4,700,000	4,541,375	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	5,000,000	4,825,000
Total Metals & Mining				21,921,044

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 2.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	$3,500,000	$2,310,000	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	5,500,000	4,840,000	(b)
Total Paper & Forest Products				7,150,000
Total Materials				41,486,619
Utilities — 1.9%
Electric Utilities — 0.8%
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,170,000	(b)
Independent Power and Renewable Electricity Producers — 1.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,922,883	3,242,574	(b)
Total Utilities				5,412,574
Total Corporate Bonds & Notes (Cost — $299,041,372)				277,442,304
Senior Loans — 20.6%
Consumer Discretionary — 3.5%
Diversified Consumer Services — 0.6%
Affinion Group Inc., Second Lien Term Loan	8.500%	10/12/18	2,000,000	1,800,000	(e)(f)
Household Durables — 1.1%
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	2,992,462	3,002,750	(e)(f)
Media — 1.0%
Media General Inc., Term Loan B	4.250%	7/31/20	2,938,272	2,963,982	(e)(f)
Textiles, Apparel & Luxury Goods — 0.8%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	2,530,000	2,351,845	(e)(f)
Total Consumer Discretionary				10,118,577
Consumer Staples — 5.6%
Food Products — 4.2%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,000,000	5,031,250	(e)(f)
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	4,000,000	3,760,000	(e)(f)
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	3,500,000	3,500,000	(e)(f)
Total Food Products				12,291,250
Household Products — 1.4%
WNA Holdings Inc., USD Second Lien Term Loan	8.500%	11/30/20	4,013,059	4,023,092	(e)(f)
Total Consumer Staples				16,314,342
Energy — 2.9%
Oil, Gas & Consumable Fuels — 2.9%
Arch Coal Inc., Term Loan B	6.250%	5/16/18	4,974,483	3,726,718	(e)(f)
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	3,000,000	2,925,000	(e)(f)
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	3,000,000	1,905,000	(e)(f)(g)
Total Energy				8,556,718

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

April 30, 2015

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Financials — 1.0%
Diversified Financial Services — 1.0%
BATS Global Markets Inc., Term Loan B2	5.750%	1/31/20	$2,909,794	$2,924,343	(e)(f)
Health Care — 2.2%
Health Care Providers & Services — 1.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	3,500,000	3,513,125	(e)(f)
Pharmaceuticals — 1.0%
Akorn Inc., Term Loan B	4.500%	4/17/21	2,992,481	3,003,703	(e)(f)
Total Health Care				6,516,828
Industrials — 1.8%
Aerospace & Defense — 0.4%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	1,000,000	1,004,375	(e)(f)
Transportation — 1.4%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	4,000,000	4,080,000	(e)(f)
Total Industrials				5,084,375
Information Technology — 1.4%
Electronic Equipment, Instruments & Components — 1.4%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	4,000,000	4,032,000	(e)(f)
Materials — 2.0%
Containers & Packaging — 0.7%
Hilex Poly Co., LLC, Second Lien Term Loan	9.750%	5/22/22	1,980,000	1,993,613	(e)(f)
Paper & Forest Products — 1.3%
NewPage Corp., Term Loan	9.500%	2/11/21	3,995,510	3,658,389	(e)(f)
Total Materials				5,652,002
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	710,000	702,900	(e)(f)
Total Senior Loans (Cost — $60,586,269)				59,902,085
Total Investments — 116.0% (Cost — $359,627,641#)				337,344,389
Liabilities in Excess of Other Assets — (16.0)%				(46,595,688)
Total Net Assets — 100.0%				$290,748,701

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Western Asset Middle Market Income Fund Inc.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	The coupon payment on these securities is currently in default as of April 30, 2015.

#	Aggregate cost for federal income tax purposes is $360,065,982.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	15

Statement of assets and liabilities

April 30, 2015

Assets:
Investments, at value (Cost — $359,627,641)	$337,344,389
Interest receivable	8,779,984
Receivable for securities sold	206,761
Other receivable	44,228
Total Assets	346,375,362

Liabilities:
Loan payable (Note 5)	53,000,000
Payable for securities purchased	1,629,337
Due to custodian	500,922
Investment management fee payable	349,804
Interest payable (Note 5)	12,792
Directors’ fees payable	2,894
Accrued expenses	130,912
Total Liabilities	55,626,661
Total Net Assets	$290,748,701

Net Assets:
Par value ($0.001 par value, 317,753 shares issued and outstanding; 100,000,000 shares authorized)	$318
Paid-in capital in excess of par value	317,047,865
Undistributed net investment income	3,138,928
Accumulated net realized loss on investments	(7,155,158)
Net unrealized depreciation on investments	(22,283,252)
Total Net Assets	$290,748,701

Shares Outstanding	317,753

Net Asset Value	$915.01

See Notes to Financial Statements.

16	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Statement of operations

For the Period Ended April 30, 2015†

Investment Income:
Interest	$19,253,855

Expenses:
Investment management fee (Note 2)	2,719,774
Interest expense (Note 5)	140,298
Legal fees	71,250
Directors’ fees	41,657
Audit and tax fees	39,940
Shareholder reports	31,001
Fund accounting fees	25,760
Excise tax (Note 1)	21,269
Transfer agent fees	13,151
Custody fees	2,271
Miscellaneous expenses	18,791
Total Expenses	3,125,162
Net Investment Income	16,128,693

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(7,155,158)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(22,283,252)
Net Loss on Investments	(29,438,410)
Decrease in Net Assets from Operations	$(13,309,717)

†	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	17

Statement of changes in net assets

For the Period Ended April 30,	2015†

Operations:
Net investment income	$16,128,693
Net realized loss	(7,155,158)
Change in net unrealized appreciation (depreciation)	(22,283,252)
Decrease in Net Assets from Operations	(13,309,717)

Distributions to Shareholders From (Note 1):
Net investment income	(13,011,034)
Decrease in Net Assets from Distributions to Shareholders	(13,011,034)

Fund Share Transactions:
Net proceeds from sale of shares (317,149 shares issued)‡	316,514,702
Reinvestment of distributions (504 shares issued)	454,750
Increase in Net Assets from Fund Share Transactions	316,969,452
Increase in Net Assets	290,648,701

Net Assets:
Beginning of period*	100,000
End of period**	$290,748,701
**Includesundistributed net investment income of:	$3,138,928

*	100 shares issued and outstanding (100 shares were issued to Legg Mason, Inc. on June 23, 2014).

†	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

‡	Net of offering costs of $634,298.

See Notes to Financial Statements.

18	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
2015[1,2]

Net asset value, beginning of period	$998.00 [3]

Income (loss) from operations:
Net investment income	50.82
Net realized and unrealized loss	(92.81)
Total loss from operations	(41.99)

Less distributions from:
Net investment income	(41.00)
Total distributions	(41.00)

Net asset value, end of period	$915.01
Total return, based on NAV[4]	(4.11)%

Net assets, end of period (000s)	$290,749

Ratios to average net assets:
Gross expenses[5]	1.55%
Net expenses[5,6]	1.55
Net investment income[5]	7.99

Portfolio turnover rate	29%

Supplemental data:
Loans Outstanding, End of Period (000s)	$53,000
Asset Coverage Ratio for Loan Outstanding[7]	649%
Asset Coverage, per $1,000 principal amount of Loan Outstanding[7]	$6,486
Weighted Average Loan (000s)[8]	$40,118
Weighted Average Interest Rate on Loans[8]	0.89%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

[3]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets, which are the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding, in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. It is anticipated that the Fund will terminate on December 30, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

20	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	21

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Utilities	—	$3,242,574	$2,170,000	$5,412,574
Other corporate bonds & notes	—	272,029,730	—	272,029,730
Senior Loans:
Consumer staples	—	5,031,250	11,283,092	16,314,342
Energy	—	5,631,718	2,925,000	8,556,718
Health care	—	3,003,703	3,513,125	6,516,828
Industrials	—	1,004,375	4,080,000	5,084,375
Other senior loans	—	23,429,822	—	23,429,822
Total investments	—	$313,373,172	$23,971,217	$337,344,389

†	See Schedule of Investments for additional detailed categorizations.

22	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes	Senior Loans
Investments in Securities	Utilities	Consumer Staples	Energy	Health Care	Industrials	Total
Balance as of August 26, 2014	—	—	—	—	—	—
Accrued premiums/discounts	$(14,697)	$11,389	$737	$776	$(456)	$(2,251)
Realized gain (loss)[1]	(14,104)	—	—	—	—	(14,104)
Change in unrealized appreciation (depreciation)[2]	(8,699)	169,166	(56,987)	52,349	62,956	218,785
Purchases	5,462,500	11,102,537	2,981,250	3,460,000	4,017,500	27,023,787
Sales	(3,255,000)	—	—	—	—	(3,255,000)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Balance as of April 30, 2015	$2,170,000	$11,283,092	$2,925,000	$3,513,125	$4,080,000	$23,971,217
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[2]	$(8,699)	$169,166	$(56,987)	$52,349	$62,956	$218,785

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	23

Notes to financial statements (cont’d)

the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

24	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	25

Notes to financial statements (cont’d)

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $21,269 of Federal excise taxes attributable to calendar year 2014.

Management has analyzed the Fund’s tax positions and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$21,269	$(21,269)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a fee for their services at no additional expense to the Fund. Each of Western Asset Limited, Western Singapore and Western Japan receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

26	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

LMPFA has agreed to pay all of the Fund’s organizational expenses and the Fund’s offering costs, other than the sales load, to the extent offering costs are in excess of $2.00 per share.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$446,208,148
Sales	80,224,572

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,362,637
Gross unrealized depreciation	(27,084,230)
Net unrealized depreciation	$(22,721,593)

4. Derivative instruments and hedging activities

During the period ended April 30, 2015, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the the period ended April 30, 2015 was $140,298. For the period ended April 30, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $40,118,056 and the weighted average interest rate was 0.89%. At April 30, 2015, the Fund had $53,000,000 of borrowings outstanding per this credit agreement.

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	27

Notes to financial statements (cont’d)

6. Distributions subsequent to April 30, 2015

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/19/15	6/26/15	$22.50

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended April 30 was as follows:

2015
Distributions paid from:
Ordinary Income	$13,011,034

As of April 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,200,319
Deferred capital losses*	(6,716,817)
Other book/tax temporary differences(a)	(61,391)
Unrealized appreciation (depreciation)(b)	(22,721,593)
Total accumulated earnings (losses) — net	$(26,299,482)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

28	Western Asset Middle Market Income Fund Inc. 2015 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Middle Market Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Middle Market Income Fund Inc. (the “Fund”), including the schedule of investments, as of April 30, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from August 26, 2014 (commencement of operations) to April 30, 2015. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Middle Market Income Fund Inc. as of April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 26, 2014 (commencement of operations) to April 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 18, 2015

Western Asset Middle Market Income Fund Inc. 2015 Annual Report	29

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Middle Market Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

30	Western Asset Middle Market Income Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Middle Market Income Fund Inc.	31

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Senior Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

32	Western Asset Middle Market Income Fund Inc.

Interested Director and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Director/Director of 31 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013), formerly, Director of Legg Mason & Co. (2012 to 2013), formerly, Vice President of Legg Mason & Co. (2009 to 2012), formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Middle Market Income Fund Inc.	33

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

34	Western Asset Middle Market Income Fund Inc.

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2014
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Middle Market Income Fund Inc.	35

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

36	Western Asset Middle Market Income Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Middle Market Income Fund Inc.	37

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the American Stock Transfer & Trust Company, LLC (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC, as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

38	Western Asset Middle Market Income Fund Inc.

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

*	Effective January 1, 2015, Mr. Agdern became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase shares of its common stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX166367 6/15 SR15-2491

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending April 30, 2015 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in 2015.

b) Audit-Related Fees. The aggregate fee billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015.

(c) Tax Fees. The aggregate fee billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Middle Market Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Middle Market Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the period in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the period in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Middle Market Income Fund Inc.., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2015; Tax Fees were 100% for 2015; and Other Fees were 100% for 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Middle Market Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Middle Market Income Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Western Asset Middle Market Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service

Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Middle Market Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset

Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b)

Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Christopher N. Jacobs Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2015.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	103	$190.2 billion	None	None

	Other Pooled Vehicles	270	$93.7 billion	9	$1.8 billion

	Other Accounts	641	$172.3 billion	55	$17.4 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	40	$41.2 billion	None	None

	Other Pooled Vehicles	76	$35.7 billion	4	$1.3 billion

	Other Accounts	189	$52.5 billion	20	$7.6 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.7 billion	None	None
	Other Pooled Vehicles	None	None	None	None

	Other Accounts	None	None	None	None

Christopher Jacobs ‡	Other Registered Investment Companies	2	$180 million	None	None

	Other Pooled Vehicles	None	None	None	None

	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2015.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A
Christopher N. Jacobs	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2015